Exhibit 1



                             JOINT FILING AGREEMENT

         This JOINT FILING AGREEMENT, dated as of January 25, 2007, is made by and between Drawbridge Special Opportunities Fund LP, Drawbridge Special Opportunities GP LLC, Fortress Principal Investment Holdings IV LLC, Drawbridge Special Opportunities Advisors LLC, Fortress Investment Group LLC, Fortress Operating Entity I LP, FIG Corp. and Fortress Investment Group Holdings LLC. Each of the above are collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]


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IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing
Agreement as of the day and year first above written.


                                 DRAWBRIDGE SPECIAL OPPORTUNITIES  FUND LP

                                 By:  DRAWBRIDGE SPECIAL OPPORTUNITIES
                                      GP LLC
                                        its general partner


                                 By:  /s/ Glenn Cummins
                                      ---------------------------------------
                                      Name:  Glenn Cummins
                                      Title: Chief Financial Officer


                                 DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC


                                 By:  /s/ Glenn Cummins
                                      ---------------------------------------
                                      Name:  Glenn Cummins
                                      Title: Chief Financial Officer


                                 FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC


                                 By:  /s/ Randal A. Nardone
                                      ---------------------------------------
                                      Name:  Randal A. Nardone
                                      Title: Member of the Management Committee


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                                 DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC


                                 By:  /s/ Glenn Cummins
                                      ---------------------------------------
                                      Name:  Glenn Cummins
                                      Title: Chief Financial Officer


                                 FORTRESS INVESTMENT GROUP LLC


                                 By:  /s/ Randal A. Nardone
                                      ----------------------------------------
                                      Name:  Randal A. Nardone
                                      Title: Chief Operating Officer


                                 FORTRESS INVESTMENT GROUP HOLDINGS LLC


                                 By:  /s/ Randal A. Nardone
                                      ---------------------------------------
                                      Name:  Randal A. Nardone
                                      Title: Chief Operating Officer


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                                 FORTRESS OPERATING ENTITY I LP

                                 By:  FIG CORP.
                                        its general partner

                                 By:  /s/ Randal A. Nardone
                                      ---------------------------------------
                                      Name:  Randal A. Nardone
                                      Title: Chief Operating Officer


                                 FIG CORP.


                                 By:  /s/ Randal A. Nardone
                                      ---------------------------------------
                                      Name:  Randal A. Nardone
                                      Title: Chief Operating Officer